Exhibit 10(b)

Schedule Identifying Material Details of Executive Agreements
Substantially Similar to Exhibit 10(a) of Huntington’s Annual Report on
Form 10-K for the year ended December 31, 2002

Name	Effective Date
Ronald C. Baldwin	May 16, 2001
Thomas E. Hoaglin	February 15, 2001
Michael J. McMennamin	November 14, 2000

Schedule Identifying Material Details of Executive Agreements
Substantially Similar to Exhibit 10(b) of Huntington’s Annual Report on
Form 10-K for the year ended December 31, 2002

Name	Effective Date
Daniel B. Benhase	August 16, 2000
Richard A. Cheap	May 4, 1998
Mary W. Navarro	July 16, 2002
Nicholas G. Stanutz	February 26, 2002

Schedule Identifying Material Details of Executive Agreements
Substantially Similar to Exhibit 10(a) of Huntington’s Quarterly Report
Form 10-Q for the quarter ended September 30, 2004

Name	Effective Date
Donald R. Kimble, Jr.	July 14, 2004